UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2023
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State Street Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts	001-07511	04-2456637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Congress Street
Boston	Massachusetts	02114
(Address of principal executive offices, and Zip Code)

Registrant’s telephone number, including area code:	(617)	786-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value per share	STT	New York Stock Exchange

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRD	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D, without par value per share

Depositary Shares, each representing a 1/4,000th ownership interest in a share of	STT.PRG	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series G, without par value per share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 26, 2023, Louis D. Maiuri informed State Street Corporation (“State Street”) of his intention to step down from his roles as State Street’s president, chief operating officer and head of Investment Services at the end of this year. Mr. Maiuri will retire from State Street in early 2024. Provided that Mr. Maiuri remains an employee on December 31, 2023, State Street will deem the notice period under his outstanding deferred compensation awards to be satisfied.
On January 1, 2024, Ronald P. O’Hanley will assume the office of president (in addition to his current positions as chairman and chief executive officer) and Moulay Mostapha Tahiri will assume the role of chief operating officer. Mr. Tahiri, 49, has served as executive vice president and head of Asia Pacific since joining State Street in August 2020, and added responsibilities as head of the Middle East and North Africa in April 2023. Prior to joining State Street, Mr. Tahiri spent 22 years at BNP Paribas Securities Services, most recently as Head of Asia Pacific. Mr. O’Hanley’s biographical information was previously disclosed in State Street’s definitive proxy statement for its 2023 annual meeting of shareholders and its annual report on Form 10-K for the fiscal year ended December 31, 2022.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

		By:	/s/ DAVID C. PHELAN
		Name:	David C. Phelan,
		Title:	Executive Vice President, General Counsel and Secretary
Date:	October 30, 2023